SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 30, 2004
(Date of earliest event reported)

FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing
Agreement, dated as of December 1, 2004, providing for the issuance of the First Horizon ABS
Trust 2004-HE4, Mortgage Pass-Through Certificates, Series 2004-HE4).

FIRST HORIZON ASSET SECURITIES INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-119657	75-2808384
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4000 Horizon Way	75063
Irving, Texas (Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 441-4000

Item 8.01.  Other Events.

Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-119657) filed with the Securities and Exchange Commission (the “Commission”) on October 20, 2004 (the “Registration Statement”), pursuant to which the Registrant registered $10,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on December 22, 2004, with respect to the Registrant’s Mortgage Pass-Through Certificates, Series 2004-HE4 (the “Offered Securities”).

Pursuant to a Mortgage Loan Purchase Agreement dated as of December 30, 2004 (“MLPA I”), by and between First Horizon Home Loan Corporation (“FHHLC”) and First Tennessee Bank National Association (“FTBNA”), FHHLC sold a pool of adjustable rate, one-to four-family residential, first lien mortgage loans (the “Mortgage Loans”) to FTBNA. Pursuant to a Mortgage Loan Purchase Agreement dated as of December 30, 2004 (“MLPA II”), by and between FTBNA and the Registrant, FTBNA sold the Mortgage Loans to the Registrant. Copies of MLPA I and MLPA II are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

On December 30, 2004, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of December 1, 2004 (the “Pooling and Servicing Agreement”) by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

The Offered Securities, having an aggregate principal balance of approximately $236,305,000 have been sold by the Registrant to FTBNA pursuant to an Underwriting Agreement dated as of December 22, 2004 (the “Underwriting Agreement”), as supplemented by a Terms Agreement dated as of even date therewith (the “Terms Agreement”), each by and among FTBNA, the Registrant and FHHLC. The Underwriting Agreement and the Terms Agreement are filed herewith as Exhibit 1.1 and Exhibit 1.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	1.1	Underwriting Agreement December 22, 2004, by and among FTBNA, the Registrant and FHHLC

	1.2	Terms Agreement dated December 22, 2004 to Underwriting Agreement dated December 22, 2004, by and among FTBNA, the Registrant and FHHLC

	4.1	Pooling and Servicing Agreement dated as of December 1, 2004, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

	10.1	Mortgage Loan Purchase Agreement dated as of December 30, 2004, by and between FHHLC, as Seller, and FTBNA, as Purchaser

	10.2	Mortgage Loan Purchase Agreement dated as of December 30, 2004, by and between FTBNA, as Seller, and the Registrant, as Purchaser

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON ASSET SECURITIES INC.

January 6, 2005	By: /s/ Alfred Chang
Alfred Chang
Vice President

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement December 22, 2004, by and among FTBNA, the Registrant and FHHLC

1.2	Terms Agreement dated December 22, 2004 to Underwriting Agreement dated December 22, 2004, by and among FTBNA, the Registrant and FHHLC

4.1	Pooling and Servicing Agreement dated as of December 1, 2004, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

10.1	Mortgage Loan Purchase Agreement dated as of December 30, 2004, by and between FHHLC, as Seller, and FTBNA, as Purchaser

10.2	Mortgage Loan Purchase Agreement dated as of December 30, 2004, by and between FTBNA, as Seller, and the Registrant, as Purchaser